- --------------------------------------------------------------------------------



                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                ----------------------



                                       FORM 8-K
                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                ----------------------


                                     JULY 26, 1996
                   Date of Report (Date of earliest event reported)


                               PRICE ENTERPRISES, INC.
                (Exact name of registrant as specified in its charter)



    DELAWARE                        0-20449                     33-0628740
- ----------------                   ----------                 --------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

4649 MORENA BOULEVARD
SAN DIEGO, CALIFORNIA                                              92117
- -----------------------                                       ---------------
(Address of principal                                           (zip code)
  executive offices)



                                    (619) 581-4530
                                 --------------------
                  Registrant's telephone number, including area code


                                  Page 1 of 3 Pages

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Item 5.  OTHER EVENTS.

    On July 26, 1996, Price Enterprises, Inc. announced a tentative settlement agreement of the class and derivative action pending in the United States District Court, Western District of Washington, entitled IN RE PRICECOSTCO SHAREHOLDER LITIGATION, as more fully described in the press release attached hereto as Exhibit 99, the text of which is incorporated herein by this reference.


EXHIBIT NO.                            Description
              ----------------------------------------------------------------
*  99                        Press Release dated July 26, 1996


__________________________________
*  Filed Herewith


                                          2

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 29, 1996              PRICE ENTERPRISES, INC.


                        By:   /s/ Daniel T. Carter
                             ----------------------------------------------
                             Name:     Daniel T. Carter
                             Title:    Executive Vice President,
                                       Chief Financial Officer and Secretary